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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): July 28, 2004


                         BRUSH ENGINEERED MATERIALS INC.
               (Exact Name of Registrant as Specified in Charter)



Ohio                                1-15885                  34-1919973
(State or Other Juris-              (Commission              (IRS Employer
diction of Incorporation)           File Number)             Identification No.)


17876 St. Clair Avenue              Cleveland, Ohio           44110
(Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code:  (216) 486-4200



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Item 5.  Other Events

         On July 28, 2004, Brush Engineered Materials Inc. issued a press release regarding its earnings for the second quarter 2004. Certain financial information from that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BRUSH ENGINEERED MATERIALS INC.



Date: July 30, 2004                         By: /s/ Michael C. Hasychak
                                                -------------------------------
                                                Vice President, Secretary
                                                and Treasurer